EXHIBIT 10.2

                            SECOND AMENDMENT TO LEASE

  STATE OF TEXAS

  COUNTY OF HARRIS

        This Second Amendment to Lease ("Amendment') is made and entered into as of November 1997, by and between 319 Century Plaza Associates, Ltd. ("Landlord") and Industrial Data Systems, Inc. (Tenant").

                                    RECITALS

A.. WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August
  18th, 1997 (the "Lease') for certain Premises known as 15031 Woodham Drive, Suite #390, Houston, Texas 77073 consisting of approximately 8, 137 square feet of leaseable area and;

B. WHEREAS, Landlord and Tenant entered into a First Amendment dated September 16, 1997, adding 4,174 square feet of leased Premises and;

C. WHEREAS. Landlord and Tenant desire to modify the Lease so as to modify certain terms and provisions outlined in the original Lease and First Amendment and to restate the term of the lease and the schedule of rent and;

D.WHEREAS, Landlord and Tenant hereby agree that no other document has been executed or exchanged between the parties hereto other than the original Lease Agreement and First Amendment ,specified above and that there are no side letters or any oral agreements between the parties and,

E.WHEREAS, Landlord and Tenant agree that all defined terms used in this Second
  Amendment shall have the same meaning assigned to them in the original Lease and First Amendment, unless the context herein expressly provides otherwise.

               NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows-

                                   AGREEMENTS

1. Landlord and Tenant agree that the monthly base rental schedule in the original Lease shall be modified and scheduled as follows:

              January 1, 1998 - June 30, 1998                       $4,958.65
              July 1, 1998 - December 31, 1999                      $5,970.84
              January 1, 2000 - December 31, 2001                   $6,040.17
              January 1, 2002 - December 31, 2002                   $6,524.83
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2.         Landlord and Tenant mutally agree to change the commencement date to
           January 1, 1998 and the expiration date to December 31, 2002.

3 Line 4 of Exhibit "C" shall substitute "December 31, 2002" for "30 days of September, 2002."

4. Except as otherwise stated herein, all other terms and conditions of the original Lease Agreement datedAugust 18th, 1997 as amended by the First Amendment shall remain in full force and effect and shall apply to the Leased Premises located at 15031 Woodham Drive, Suite #360, Houston, Texas 77073.

5. This Second Amendment shall be, binding upon and inure to the benefit of Landford and Tenant and their successors and assigns; however, this provision shall not permit any additional transfer or assignment of the Lease by Tenant except as allowed under the terms of the Lease.

            IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease as of this 20TH day of November, 1997.

TENANT:                                               LANDLORD:
INDUSTRIAL DATA  SYSTEMS, INC. 319 CENTURY PLAZA ASSOCIATES LTD.
BY:  /s/ WILLIAM A. COSKEY                            BY: /s/ JOHN W. COSTELLO
NAME:  WILLIAM A. COSKEY                              NAME: JOHN W. COSTELLO
TITLE:  PRESIDENT                                     TITLE:  GENERAL PARTNER
DATE: 11/19/97                                        DATE: 11/20/97
FILE: 1997/costids.doc